SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2012

AXA EQUITABLE LIFE INSURANCE COMPANY

(Exact name of Registrant as specified in its charter)

New York	000-20501	13-5570651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Avenue of the Americas New York, New York		10104
(Address of principal executive offices)		(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

None

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

AXA Equitable Life Insurance Company (the “Company”) is filing this Current Report on Form 8-K to update certain items in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “2011 Form 10-K”). On January 1, 2012, the Company adopted Accounting Standards Update No. 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts (“ASU No. 2010-26”), which changed how the Company accounts for its deferred acquisition costs. The Company adopted ASU No. 2010-26 retrospectively, which changed certain previously reported items within the Company’s financial statements and accompanying notes.

The following items of the 2011 Form 10-K (collectively, the “Revised Sections”) are being revised as and to the extent reflected in Exhibit 99.1 to this Current Report on Form 8-K:

Part II, Item 6	Selected Financial Data;

Part II, Item 7	Management’s Discussion and Analysis of Financial Condition and Results of Operations;

Part II, Item 8	Financial Statements and Supplementary Data; and

Part IV, Item 15	Exhibits and Financial Statement Schedules.

The Revised Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and it is hereby incorporated by reference herein. The disclosures filed as Exhibit 99.1 supersede the corresponding portions of the 2011 Form 10-K, as specified in such Exhibit. No Items of the 2011 Form 10-K other than those identified above are being revised by this filing. Information in the 2011 Form 10-K is generally stated as of December 31, 2011 and this filing does not reflect any subsequent information or events other than the changes described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2011 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the event described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 (the “Quarterly Reports on Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2011 Form 10-K, the Quarterly Reports on Form 10-Q and other filings made by the Company with the U.S. Securities and Exchange Commission.

ITEM 9.01	Financial Statements and Other Exhibits.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Revised items in 2011 Annual Report on Form 10-K:

Part II, Item 6 Selected Financial Data

Part II, Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8 Financial Statements and Supplementary Data

Part IV, Item 15 Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXA EQUITABLE LIFE INSURANCE COMPANY

Date: August 29, 2012	By:	/s/ Andrea Nitzan
	Name:	Andrea Nitzan
	Title:	Executive Vice President and Chief Accounting Officer